Corporate Presentation May 22, 2017

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to obtain additional capital to fund our operations; FDA allowance to treat pediatric patients in the Phase 2 portion of our Phase 1/2 clinical trial of FCX-007; uncertainties relating to the initiation, enrollment and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; our ability to maintain our collaborations with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K filing which is available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Proprietary autologous fibroblast cell capabilities + Ex vivo genetic modification of patients’ own fibroblast cells FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Linear Scleroderma Arthritis and related conditions 3 Fibrocell at a Glance Personalized medical breakthroughs for diseases of the skin and connective tissue • First patient dosed February 2017; DSMB recommendation received May 2017; human clinical data expected in 3Q17  Orphan Drug Designation  Pediatric Rare Disease Designation  Fast Track Designation • Proof-of-concept completed January 2016; IND filing expected in 4Q17 • Non-GLP dose-ranging study ongoing; GLP biodistribution/toxicology study to follow  Orphan Drug Designation • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy Portfolio being developed in collaboration with

Autologous fibroblasts harvested from patients • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns because the donor is the patient • Established manufacturing process and regulatory pathway for autologous fibroblasts Lentiviral vector gene transfer • 3rd generation and self- inactivating for additional safety • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex vivo gene modified cells • Confirmation vector copy number and protein expression levels prior to dosing • Live virus is not administered directly into patients 4 Our Autologous Fibroblast Gene Therapy Platform Delivery Vehicle Vector Ex vivo Modification

Personalized Biologics Approach 5

Development Pipeline 6 Personalized Biologic Condition Research Pre-Clinical Development Human Clinical Trials FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Linear Scleroderma Research Program Arthritis Human data expected 3Q17 IND filing expected 4Q17

FCX-007 Providing Hope for RDEB Patients 7 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene • Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 • Local injection to the papillary dermis Estimated that 30-50% of normal COL7 expression could provide significant improvement1 • Parents of RDEB patients are heterozygous carriers of mutated COL7A1; therefore, they only produce about 50% of normal COL7 levels, yet present no indications of RDEB

About RDEB 8 Disease Current Treatments Epidemiology • Cause: A mutation in the COL7A1 gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB suffers do not live past their 30’s2 • Current treatments only address symptoms  Bandaging & antibiotics – bandaging alone can exceed $10,000 per month3  Feeding tubes  Surgery, including hand and esophageal Dystrophic EB (DEB) ~5,500 – 12,500 US4 • RDEB ~1,100 – 2,500 US5

Functional COL7 Expression Confirmation 9 Culture supernatant evaluated for in vitro COL7 expression • ELISA assay indicates virus dose-dependent protein expression • Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7 •Must be trimeric to be functional Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? Molecular Therapy (2008) 17 1, 6–7. COL7 Formation Trimeric Form (900kDa) RD EB + C o n tr o l P u ri fi ed C OL 7 FC X -0 0 7 -0 1 FC X -0 0 7 -0 2 COL7 IP Immunoprecipitation (IP)/Western Blot Trimeric COL7 (900kDa) In vitro studies show FCX-007 results in expression of COL7 in functional trimeric form

10 Detection of COL7 Expression by Immunofluorescence (Magnification 20x) • In vitro COL7 expression noted from FCX-007 replicates (red) • FCX-007 expresses higher levels of COL7 than normal human dermal fibroblasts (NHDF) as depicted by a brighter signal • No expression of COL7 in RDEB-positive fibroblasts FCX-007 Replicate 1 FCX-007 Replicate 2 FCX-007 In Vivo Expression*In Vitro Expression NHDF RDEB+ NHDF RDEB+ • RDEB xenograft on immunodeficient mouse sampled 17 days post-FCX-007 treatment • COL7 detected at the basement membrane zone (BMZ; refer to arrow) and underlying dermis (green) • NHDF expresses COL7 normally resulting in mature anchoring fibrils at the BMZ as depicted by a brighter signal (green) • No expression of COL7 in RDEB-positive fibroblasts  COL7 expression at BMZ only 17 days after injection of FCX-007 *Images courtesy of Peter Marinkovich, MD laboratory, Stanford University

11 Long-lasting COL7 Persistence Expected Fibroblast Cells • Autologous cells minimize rejection risk • Direct administration of FCX-007 to the upper dermis ensures COL7 is expressed in the basement membrane zone where anchoring fibrils are formed • Lower turnover rate than other skin cells such as keratinocytes Vector • The integrative nature of the lentivirus allows the COL7A1 gene to be passed to daughter cells as FCX-007 cells divide • Transduces both dividing and non-dividing cells Research • Academic research suggests that in vivo COL7 expression persists for at least one year in RDEB skin tissue regenerated on immunodeficient mice6

Phase 1: 1st patient dosed Feb. 2017 • Continue follow-up at 4- and 12-weeks • Respond to FDA with benefit and safety data in adults and toxicology study Phase 1: Dose additional adult patients Phase 2 Pediatrics FCX-007 Phase 1/2 Clinical Trial Design 12 Title A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) Objectives Primary 1) To evaluate the safety of FCX-007 Secondary 1) To evaluate mechanism of action of FCX-007 at weeks 4, 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-patient paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase 1 and to wounds administered sterile saline in Phase 2 through the evaluation of digital imaging of wounds Number of Patients Twelve patients consisting of six adults in the Phase 1 portion of the trial and, subject to FDA allowance, six pediatrics in the Phase 2 portion of the trial Status Actively recruiting adult patients in Phase 1 portion of trial. First patient dosed in February 2017. DSMB recommended continuation of Phase 1/2 trial. Path to Phase 2: • DSMB reviewed 4-week post- administration safety data May 2017

FCX-013 Development Progressing 13 • Product profile  Autologous fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down excess collagen  Target protein known to breakdown collagens  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • RTS® has previous human clinical trial experience • Proof-of-concept animal study data demonstrated protein expression, reduced thickness of fibrotic tissue • Scale-up manufacturing in process • Received FDA orphan drug designation for treatment of localized scleroderma •Next steps include a non-GLP dose-ranging study (in-process) followed by a GLP toxicology/biodistribution study • IND filing expected 4Q17

• FCX-013 employs Intrexon’s RheoSwitch Therapeutic System® (RTS®)  The RTS® biologic switch is activated by an orally- administered activator ligand (AL) that provides the ability to control level and timing of protein expression • Enhances the safety profile of FCX-013 by providing control over the expression of the protein • In vitro studies support RTS® control over FCX- 013 protein expression:  Significant increase in expression of the target protein in the presence of the AL  In the absence of the AL, the expression is reduced to normal cellular production of the target protein  Cells transduced with RTS® and off-target gene construct (RTS-GFP) and non-transduced fibroblasts (mock) express normal cellular production levels 14 RheoSwitch® Control RTS-GFP Control FCX-013 Mock Control FCX-013 RTS® Control no AL + AL Ta rg et P ro tein Conce n tr ati o n

Linear Scleroderma 15 Disease Epidemiology • Excess production of collagen characterized by skin fibrosis and linear scars • The linear areas of skin thickening may extend to underlying tissue and muscle in children which may impair growth in affected legs and arms or forehead • Lesions appearing across joints impair motion and may be permanent • Localized Scleroderma ~160,000 sufferers US7 comprised of many different sub-types  Linear Scleroderma Initial target for FCX-013 is a group of ~40,000 patients8 Current Treatments Current treatments only address symptoms: • Systemic or topical corticosteroids • UVA light therapy • Physical therapy Photo: Reprinted from the Journal of the American Academy of Dermatology, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

FCX-013 Proof-of-Concept Study 16 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

Research Program for Arthritis 17 • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint, including arthritis

Milestones and Financials 18 Milestones Anticipated Timing FCX-007 1st Adult Patient Dosed February 2017 FCX-007 DSMB Recommendation May 2017 FCX-007 Phase 1/2 Trial First human clinical data 3Q17 FCX-013 IND Filing 4Q17 Financials • Cash = $20.6 million at March 31, 2017 • Net working capital = $18.2 million at March 31, 2017 • Closed public offering with certain of Fibrocell’s existing investors for sale of $8.0 million of its Series A Convertible Preferred Stock and accompanying warrants on March 8, 2017 • Current cash estimated to fund operations into 2Q18

References 1 Fritsch A., et. al. A hypomorphic mouse model of dystrophic epidermolysis bullosa reveals mechanism of disease and response to fibroblast therapy. J Clin Invest.2008; 118:1669–1679. 2 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 3 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 07/20/15. 4 DEBRA International. What is EB Infographic: http://www.debra-international.org/epidermolysis- bullosa.html.; accessed 10/06/2014. 5 Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 6 Siprashvili Z., et. al. Long-term type VII collagen restoration to human epidermolysis bullosa skin tissue. Human Gene Therapy. 2010 Oct;21(10): 1299-1310. 7 Data on file, Fibrocell Science. 8 Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May;145(5):545-550. 19